Exhibit 21.01

KELLOGG COMPANY SUBSIDIARIES
(COMMON STOCK OWNERSHIP)

North America

Kellogg Company Subsidiaries

•	Argkel, Inc. - Delaware

•	CC Real Estate Holdings, LLC - Michigan

•	Eighteen94 Capital, LLC - Delaware

•	Kashi Company - California

•	Keebler USA, Inc. - Delaware

•	Kellogg Asia Inc. - Delaware

•	Kellogg Chile Inc. - Delaware

•	Kellogg Fearn, Inc. - Michigan

•	Kellogg Holding, LLC - Delaware

•	Kellogg International Holding Company - Delaware

•	Kellogg Italia S.p.A. - Delaware

•	Kellogg (Thailand) Limited - Delaware

•	Kellogg Transition MA&P L.L.C. - Delaware

•	Kellogg Treasury Services Company - Delaware

•	Kellogg USA Inc. - Michigan

•	K-One Inc. - Delaware

•	K-Two Inc. - Delaware

•	McCamly Plaza Hotel Inc. - Delaware

•	The Eggo Company - Delaware

•	Trafford Park Insurance Limited - Bermuda

•	Worthington Foods, Inc. - Ohio

Kashi Company Subsidiaries

•	Bear Naked, Inc. - Delaware

Kellogg USA Inc. Subsidiaries

•	Chicago Bar Company LLC - Illinois (d/b/a RXBAR)

•	Keebler Holding Corp - Georgia

Keebler Holding Corp Subsidiaries

•	Keebler Foods Company - Delaware

Keebler Foods Company Subsidiaries

•	Austin Quality Foods, Inc. - Delaware

•	BDH, Inc.- Delaware

•	Keebler Company - Delaware

•	Shaffer, Clarke & Co., Inc. - Delaware

Austin Quality Foods, Inc. Subsidiaries

•	AQFTM, Inc. - Delaware

•	Cary Land Corporation - North Carolina

Keebler Company Subsidiaries

•	Godfrey Transport, Inc.- Delaware

•	Illinois Baking Corporation - Delaware

•	Kellogg Business Services Company - Delaware

•	Kellogg North America Company - Delaware

•	Kellogg Sales Company - Delaware

Kellogg Sales Company Subsidiaries
(d/b/a Kellogg’s Snacks d/b/a Kellogg’s Food Away From Home d/b/a Austin Quality Sales Company d/b/a Pure Organic d/b/a Carr’s USA, Inc.)

•	545 LLC - Delaware

•	Barbara Dee Cookie Company, L.L.C. - Delaware

•	Famous Amos Chocolate Chip Cookie Company, L.L.C. - Delaware

•	Gardenburger, LLC - Delaware

•	Kashi Sales, L.L.C. - Delaware

•	Kellogg Funding Company, LLC - Delaware

•	Little Brownie Bakers, L.L.C. - Delaware

•	Mother’s Cookie Company, L.L.C.- Delaware

•	Murray Biscuit Company, L.L.C. - Delaware

•	President Baking Company, L.L.C.- Delaware

•	Specialty Foods, L.L.C. - Delaware

•	Stretch Island Fruit Sales L.L.C. - Delaware

•	Sunshine Biscuits, L.L.C.- Delaware

K-One Inc. Subsidiaries

•	SIA Kellogg Latvija - Latvia

•	Kellogg Latvia, Inc. - Delaware

Kellogg North America Company Subsidiaries
•Pringles LLC - Delaware

Asia Pacific/Sub-Saharan

Kellogg Company Subsidiaries

•	K (China) Limited - Delaware

•	K India Private Limited - Delaware

•	Kellogg (Thailand) Limited - Thailand

•	Kellogg Asia Marketing Inc. - Delaware

•	Kellogg Asia Sdn. Bhd. - Malaysia

•	Kellogg India Private Limited - India

•	Kellogg Asia Pacific Pte. Ltd - Singapore

•	Kellogg Tolaram Pte. Ltd. - Singapore (JV)

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Kellogg Company East Africa Limited - Kenya

•	Nhong Shim Kellogg Co. Ltd. - South Korea

Kellogg Asia Marketing Inc. Subsidiaries

•	Shanghai Trading Co. Ltd. - China

Kellogg Tolaram Pte. Ltd. Subsidiaries (JV)

•	Kellogg Tolaram Ghana Private Limited - Ghana

•	Kellogg Tolaram Nigeria Limited - Nigeria

K Europe Holding Company Limited Subsidiaries

•	Kellogg Tolaram Noodles Singapore Pte. Ltd. - Singapore (JV)

•	Multipro Singapore Pte. Ltd. - Singapore (JV)

Kellogg Tolaram Noodles Singapore Pte. Ltd. Subsidiaries (JV)

•	Kellogg Tolaram South Africa Proprietary Limited - South Africa

•	Kellogg Tolaram Noodles Egypt L.L.C - Egypt

Multipro Singapore Pte. Ltd. Subsidiaries (JV)

•	Multipro Private Limited - Ghana

•	Multipro Consumer Products Limited - Nigeria

Kellogg Hong Kong Holding Company Subsidiaries

•	Kellogg Hong Kong Private Limited - Hong Kong

•	Wimble Manufacturing Belgium BVBA - Belgium

•	Wimble Services Belgium BVBA - Belgium

•	Pringles Hong Kong Limited - Hong Kong

•	Yihai Kerry Kellogg Foods (Shanghai) Company Limited - China (JV)

•	Yihai Kerry Kellogg Foods (Kushan) Company Limited - China (JV)

•	Wilmar Kellogg (Singapore) Pte. Ltd. (JV)

Canada-Australia-New Zealand

Kellogg Company Subsidiaries

•	Canada Holding LLC - Delaware

Kellogg Australia Holdings Pty Ltd, Subsidiaries

•	Kellogg (Aust.) Pty. Ltd. - Australia

Kellogg (Aust.) Pty. Ltd. Subsidiaries

•	Kashi Company Pty. Ltd. - Australia

•	Kellogg Superannuation Pty. Ltd. - Australia

•	Specialty Cereals Pty Limited - Australia

•	The Healthy Snack People Pty Limited - Australia

•	Pringles Australia Pty Ltd - Australia

Canada Holding LLC Subsidiaries

•	Kellogg Kayco - Cayman Islands

•	Kellogg Group Limited - England and Wales

Kellogg Kayco Subsidiaries

•	KBAR SRL - Barbados

Kellogg Group Limited Subsidiaries

•	Pringles Manufacturing Company - Delaware

•	Gollek UK Limited - United Kingdom

Gollek UK Limited Subsidiaries

•	Kellogg Asia Products Sdn. Bhd. - Malaysia

•	Kellogg Latin America Holding Company (One) Limited - England and Wales

•	KPAR Limited - England and Wales

KPAR Limited Subsidiaries

•	Parati Indústria e Comércio De Alimentos Ltda - Brazil

Mexico-Latin America

Kellogg Company Subsidiaries

•	Gollek Inc. - Delaware

•	Kelarg, Inc. - Delaware

•	Kellogg Argentina S.R.L. - Argentina

•	Kellogg Brasil, Inc. - Delaware

•	Kellogg Caribbean Inc. - Delaware

•	Kellogg Caribbean Services Company, Inc. - Puerto Rico

•	Kellogg Chile Limitada - Chile

•	Kellogg de Centro America, S.A. - Guatemala

•	Kellogg de Colombia, S.A. - Colombia

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Alimentos Kellogg de Panama SRL - Panama

•	Alimentos Kellogg, S.A. - Venezuela

•	Gollek Argentina S.R.L. - Argentina

•	Kellogg Company Mexico, S. de R.L. de C.V. - Mexico

•	Kellogg Costa Rica S. de R.L. - Costa Rica

•	Kellogg de Peru, S.A.L. - Peru

•	Kellogg Ecuador C. Ltda. - Ecuador

Kellogg Company Mexico, S. de R.L. de C.V. Subsidiaries

•	Gollek Interamericas, S. de R.L., de C.V. - Mexico

•	Gollek Services, S.A. a/k/a Gollek Servicios, S.C. - Mexico

•	Kellman, S. de R.L. de C.V. - Mexico

•	Kellogg de Mexico, S. de R.L. de C.V. - Mexico

•	Kellogg Servicios, S.C. - Mexico

•	Pronumex, S. de R.L. de C.V. - Mexico

•	Instituto de Nutricion y Salud Kellogg, A.C. - Mexico

Kellogg de Mexico, S. de R.L. de C.V. Subsidiaries

•	Servicios Argkel, S.C. - Mexico

Alimentos Kellogg, S.A. Subsidiaries

•	Alimentos Gollek, S.A. - Venezuela

Gollek, Inc. Subsidiaires

•	Kellogg Brasil Ltda. - Brasil

•	Kellogg El Salvador S. de R.L. de C.V. - El Salvador

Parati Indústria e Comércio De Alimentos Ltda - Brazil

•	Pádua Ltda - Brazil

•	Afical Ltda - Brazil

•	Afical Holding LLC - Delaware

Europe

Kellogg Company Subsidiaries

•	Bisco Misr - Egypt

•	Gollek B.V. - Netherlands

•	Kellogg UK Minor Limited - Manchester, England

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Kellogg Company of Great Britain Limited - England

•	Kellogg Hong Kong Holding Company - England and Wales

•	Kellogg Latin America Holding Company (Two) Limited - United Kingdom

•	Kellogg Netherlands Holding B.V. - Netherlands

•	Prime Bond Holdings Limited - Cyprus

•	Pringles Overseas Holding S.a.r.l. - Switzerland

Kellogg International Holding Company Subsidiaries

•	Kellogg Holding Company Limited - Bermuda

•	Kellogg Italia S.p.A. - Italy

•	K Europe Holding Company Limited - England and Wales

•	Klux A S.a.r.l. - Luxembourg

•	Prime Bond Cyprus Holding Company Limited - Cyprus

Kellogg Holding Company Limited Subsidiaries

•	Kellogg Europe Company Limited - Bermuda

•	KTRY Limited - Bermuda

Klux A S.a.r.l. Subsidiaries

•	Klux B S.a.r.l. - Luxembourg

Kellogg Europe Company Limited Subsidiaries

•	Kellogg Lux I S.a.r.l. - Luxembourg

•	Pringles S.a.r.l. - Luxembourg

•	KECL, LLC - Delaware

•	KT International Finance SRL - Barbados

Kellogg Lux I S.a.r.l. Subsidiaries

•	Kellogg Europe Trading Limited - Ireland

•	Kellogg Europe Treasury Services Limited - Ireland

•	Kellogg Irish Holding Company Limited - Ireland

•	Kellogg Europe Emerging Markets Services (KEEM) - France

•	UMA Investments sp. z o.o. - Poland

•	Kellogg European Logistics Services Company Limited - Ireland

Kellogg Europe Treasury Services Limited Subsidiaries

•	Vita+ Naturprodukte GmbH - Austria

•	Vita+ Naturprodukte GmbH - Germany

Pringles S.a.r.l. Subsidiaries

•	PRUX S.a.r.l. - Luxembourg

•	Pringles LP - Canada

Kellogg European Logistics Services Company Limited Subsidiaries

•	Kellogg Snacks Holding Company Europe Limited - Ireland

Kellogg Snacks Holding Company Europe Limited Subsidiaries

•	Kellogg Lux V S.a.r.l. - Luxembourg

Kellogg Lux V S.a.r.l. Subsidiaries

•	Kellogg Snacks Financing Limited - Ireland

•	Pringles International Operations S.a.r.l. - Switzerland

Kellogg Company of Great Britain Limited Subsidiaries

•	Kellogg Canada Inc. - Canada

•	Favorite Food Products Limited - England

•	Kelcone Limited - England

•	Kelcorn Limited - England

•	Kelmill Limited - England

•	Kelpac Limited - England

•	Saragusa Frozen Foods Limited - England

Kellogg Canada Inc. Subsidiaries

•	Kellogg Australia Holdings Pty Ltd. - Australia

•	Keeb Canada, Inc. - Canada

Kellogg Netherlands Holding B.V.

•	Pringles Japan G.K. - Japan

Prime Bond Holdings Limited Subsidiaries

•	Kellogg Lux VI S.a.r.l. - Luxembourg

•	Kellogg Rus LLC - Russian Federation

Kellogg Lux VI S.a.r.l. Subsidiaries

•	Kellogg Europe Services Limited - Ireland

Pringles Overseas Holdings S.a.r.l. Subsidiaries

•	Pringles (Shanghai) Food Co. Ltd. - China

•	Mass Food SAE - Egypt

Mass Food SAE Subsidiaries

•	Mass Food International SAE - Egypt

•	Mass Trade for Trade and Distribution SAE - Egypt

Pringles Japan G.K. - Japan

•	Kellogg (Japan) G.K. - Japan

Kellogg Europe Trading Limited Subsidiaries

•	Kellogg Med Gida Ticaret Limited Sirketi - Turkey (JV)

Kellogg Irish Holding Company Limited Subsidiaries

•	Kellogg Lux III S.a.r.l. - Luxembourg

Kellogg Lux III S.a.r.l. Subsidiaries

•	Kellogg Group S.a.r.l. - Luxembourg

•	Kellogg Europe Finance Limited - Ireland

Kellogg Group S.a.r.l.

•	Kellogg (Deutschland) GmbH - Germany

•	Kellogg Company of South Africa (Pty) Limited - South Africa

•	Kellogg Group, LLC - Delaware

•	Kellogg Hellas Single Member Limited Liability Company - Greece

•	Kellogg Services GmbH - Austria

•	Kellogg Northern Europe GmbH - Germany

•	Kellogg U.K. Holding Company Limited - England

•	Kellogg's Produits Alimentaires, S.A.S. - France

•	Nordisk Kellogg's ApS - Denmark

•	Portable Foods Manufacturing Company Limited - England

Kellogg (Deutschland) GmbH Subsidiaries

•	Kellogg (Schweiz) GmbH - Switzerland

•	Kellogg (Osterreich) GmbH - Austria

•	Kellogg Services GmbH - Germany

•	Kellogg Manufacturing GmbH & Co. KG - Germany

•	Gebrueder Nielsen Reismuehlen und Staerke-Fabrik mit Beschraenkter Haftung - Germany

Kellogg U.K. Holding Company Limited Subsidiaries

•	Kellogg Company of Ireland, Limited - Ireland

•	Kellogg Espana, S.L. - Spain

•	Kellogg Management Services (Europe) Limited - England

•	Kellogg Manchester Limited - England

•	Kellogg Marketing and Sales Company (UK) Limited - England

•	Kellogg Supply Services (Europe) Limited - England

Kellogg's Produits Alimentaires, S.A.S.

•	Kellogg Belgium Services Company bvba - Belgium

Kellogg Espana, S.L. Subsidiaries

•	Kellogg Manufacturing Espana, S.L. - Spain

Kellogg Management Services (Europe) Limited Subsidiaries

•	Kellogg European Support Services SRL - Romania

Kellogg Manchester Limited Subsidiaries

•	KELF Limited - England

KELF Limited Subsidiaries

•	Kellogg Talbot LLC - Delaware